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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):   November 1, 2000
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                        THE HARVEY ENTERTAINMENT COMPANY
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               (Exact name of registrant as specified in charter)



         California               0-23000                       95-4217605
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(State or Other Jurisdiction      (Commission                  (IRS Employer
    of Incorporation)             File Number)              Identification No.)


11835 W. Olympic Boulevard, Suite 550, Los Angeles, California     90064
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code           (310) 444-4100
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          (Former Name or Former Address, If Changed Since Last Report)



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     ITEM 5. OTHER EVENTS

          On August 24, 2000, the Registrant signed a Letter of Intent with Classic Media LLC regarding an investment in the Registrant by Classic Media LLC on the terms and conditions set forth in such Letter of Intent. The Letter of Intent was attached as Exhibit 10.83 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 25, 2000. On September 28, 2000, the Registrant entered into an amendment of such Letter of Intent; the Amendment to Letter of Intent was attached as Exhibit 10.84 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2000. On November 1, 2000 the Registrant issued a press release announcing that the transaction proposed in the Letter of Intent and the Amendment to Letter of Intent has been terminated due to the parties' inability to reach agreement on definitive documentation. The press release is attached hereto as Exhibit 99.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) and (b) Not applicable.

          (c) The following exhibits are filed as a part of this report:

Exhibit No.         Description of Exhibit
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   99               Press Release dated November 1, 2000,
                    regarding termination of the proposed
                    investment by Classic Media LLC in The
                    Harvey Entertainment Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                      THE HARVEY ENTERTAINMENT COMPANY


                                      By:  /s/ Glenn R. Weisberger
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                                           Glenn  R. Weisberger, Executive Vice
                                           President, General Counsel and Chief
                                           Financial Officer

Date: November 1, 2000




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